================================================================================





                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: June 24, 2004



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

================================================================================

EXHIBIT 99.                CONTRACT STATUS SUMMARY AT JUNE 24, 2004


ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD FALCON has completed its contract in China and is being mobilized to Malaysia for its next drilling program with Sarawak Shell which would normally take approximately 12 days to complete; however, the rig will stop at a shipyard in the Philippines to undergo some planned maintenance and upgrade of its quarters (estimated to take 21 days to complete). The estimated cost of the mobilization (not including the maintenance/upgrade) will be approximately $500,000 and will be amortized over the current 60 days firm portion of the Sarawak Shell drilling program. The rig is expected to commence working under the Sarawak Shell contract around August 1, 2004. This program involves the drilling of two firm wells with options to drill three additional wells and could extend into December 2004 if all five wells are drilled.

     The ATWOOD EAGLE has three remaining wells to drill for BHP Billiton Petroleum Pty. Ltd. ("BHP") with BHP having an option to drill one more well prior to the rig commencing its drilling program for Woodside Energy Ltd ("Woodside"). If the one option well is not drilled, the current drilling program with BHP should be completed in August 2004, with the rig then commencing its two firm wells plus one option well drilling program for Woodside. BHP has been granted three additional option wells which can only be drilled after the completion of the Woodside contract and are subject to mutual agreement on timing.

     The ATWOOD SOUTHERN CROSS is now drilling the second of three firm wells for Murphy Sarawak Oil Company ("Murphy"). Murphy has three remaining option wells.

     The ATWOOD BEACON continues to work under its contract with Conoco Phillips Indonesia Ltd. ("Conoco"). This program currently involves the drilling of four firm wells plus options to drill three additional wells.

     The RICHMOND is in the process of completing the drilling of one well for Applied Drilling Technology Inc. ("ADTI") which was assigned from Helis Oil & Gas Company ("Helis"). Upon completion of this well, the rig will have three firm wells to drill for Helis, with Helis having options to drill four additional wells.

     Additional information with respect to the Company's Contract Status Summary at June 24, 2004 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATWOOD OCEANICS, INC.
                                        (Registrant)



                                        /s/ James M. Holland
                                        James M. Holland
                                        Senior Vice President

                                        DATE: June 24, 2004

                                                             EXHIBIT INDEX


EXHIBIT NO.                                          DESCRIPTION

99.1     Contract Status Summary at June 24, 2004


                                                             EXHIBIT 99.1
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                           AT JUNE 24, 2004






NAME OF RIG               LOCATION           CUSTOMER                   CONTRACT STATUS
SEMISUBMERSIBLES -
ATWOOD FALCON             MOBILIZING TO      SARAWAK SHELL ("SHELL")    The rig is currently being mobilized to Malaysia for
                          MALAYSIA                                      its next drilling program with Shell which would
                                                                        normally take approximately 12 days to complete;
                                                                        however, the rig will stop at a shipyard in the
                                                                        Phillipines to undergo some planned maintenance and
                                                                        upgrade of its quarters (estimated to take 21 days to
                                                                        complete).  The rig is expected to commence working
                                                                        under the Shell contract around August 1, 2004.  This
                                                                        program involves the drilling of two firm wells with
                                                                        options to drill three additional wells and could
                                                                        extend into December 2004 if all five wells are
                                                                        drilled.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     The rig has three remaining wells to drill for BHP,
                                             PTY. LTD. ("BHP")          with BHP having an option to drill one more well prior
                                                                        to the rig commencing its drilling program for
                                                                        Woodside Energy, LTD. ("Woodside").  If the one option
                                                                        well is not drilled, the current drilling program with
                                                                        BHP should be completed in August 2004, with the rig
                                                                        then commencing its two firm wells plus one option
                                                                        well drilling program for Woodside.  BHP has been
                                                                        granted three additional option wells which can only
                                                                        be drilled after the completion of the Woodside
                                                                        contract and are subject to mutual agreement on
                                                                        timing.  In the event that the current BHP drilling
                                                                        program is further extended and Woodside is unable to
                                                                        drill both firm wells before the end of November 2004,
                                                                        Woodside has the right to reduce its commitment to one
                                                                        firm well.

SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on October 1, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.

ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004, the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which now includes the drilling of three firm
                                                                        wells plus options to drill an additional three
                                                                        wells.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
VICKSBURG                 THAILAND          CHEVRON OFFSHORE            In May 2004 the rig's contract with ExxonMobil
                                            (THAILAND) LIMITED          Exploration & Production Malaysia Inc. ("EMEPMI") was
                                            ("CHEVRON")                 suspended and the rig moved to Thailand to commence a
                                                                        drilling program for Chevron.  This program is
                                                                        expected to take approximately five months to
                                                                        complete, at which time, the rig will be moved back to
                                                                        Malaysia whereby EMEPMI will reinstate the rig's
                                                                        contract.  Upon reinstatement, the EMEPMI drilling
                                                                        commitment will include the estimated five months
                                                                        suspension period plus an extension of twelve months,
                                                                        for a total of seventeen months commencing in October
                                                                        2004. Once EMEPMI recommences its contract it will
                                                                        retain its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             MALAYSIA          CONOCO PHILLIPS INDONESIA   The rig is currently working on a drilling program for
                                            LTD. ("CONOCO")             Conoco Phillips Indonesia Ltd. which now includes the
                                                                        drilling of four firm wells plus options to drill
                                                                        three additional wells.  The drilling of the four firm
                                                                        wells is expected to take around 120 days to complete,
                                                                        with any option wells drilled expected to take 30 days
                                                                        each to complete.
                                                                        .
SUBMERSIBLE -
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is in the process of completing the drilling
                          GULF OF MEXICO     TECHNOLOGY INC. ("ADTI")   of one well for ADTI which was assigned from Helis Oil
                                                                        & Gas Company ("Helis").  Upon completion of this
                                                                        well, the rig will have three firm wells to drill for
                                                                        Helis, with Helis having options to drill four
                                                                        additional wells.  The drilling of the three firm
                                                                        wells for Helis is expected to take 90 to 120 days to
                                                                        complete and if all four option wells are drille4d,
                                                                        the contract could extend to around 200 to 270 days.

MODULAR PLATFORMS -
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.
